UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 16, 2018

MOTIVATING THE MASSES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-187554	88-0410660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2121 Palomar Airport Road, Suite 300 Carlsbad, California		92011
(Address of principal executive offices)		(Zip Code)

(760) 931-9400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

On May 16, 2018, Motivating The Masses, Inc. (the “Company”) released a video for its shareholders to provide updates regarding (i) the Company’s re-audit of financial statements for the 2015 and 2016 fiscal years and for the six quarterly financial statements within such two fiscal years, as previously reported in a Current Report on Form 8-K filed on September 26, 2017; (ii) the trade restriction on the Company’s stock in connection with the re-audit and the late filing of the financial statements for the 2017 fiscal year; (iii) the growth of the Company’s social media platform; (iv) the success of the Company’s recent events, video views and media exposures; and (v) the reduction of operational expenses.

A copy of the script for the video is attached hereto as Exhibit 99.1. The information contained herein and the exhibit filed herewith shall be deemed furnished and not filed.

Section 9 – Financial Statements and Exhibits

Item 9.01:  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Script of Video on May 16, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTIVATING THE MASSES, INC.

Date: May 16, 2018	By:	/s/ Scott Ryder
Name: Scott Ryder
Title: Chief Financial Officer